UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020
NEWS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35769	46-2950970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 416-3400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NWSA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	NWS	The Nasdaq Global Select Market
Class A Preferred Stock Purchase Rights	N/A	The Nasdaq Global Select Market
Class B Preferred Stock Purchase Rights	N/A	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
News Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on November 18, 2020. A brief description of the matters voted upon at the Annual Meeting and the voting results on such matters is set forth below.
Proposal No. 1: The following individuals were elected to serve as Directors of the Company:

Name	For	Against	Abstain	Broker Non-Votes
K. Rupert Murdoch	160,158,809	23,032,577	295,927	1,976,714
Lachlan K. Murdoch	151,415,983	31,775,271	296,059	1,976,714
Robert J. Thomson	160,217,174	22,971,388	298,751	1,976,714
Kelly Ayotte	160,295,810	22,964,362	227,141	1,976,714
José María Aznar	143,935,725	39,323,571	228,017	1,976,714
Natalie Bancroft	144,738,910	38,522,223	226,180	1,976,714
Peter L. Barnes	141,284,783	41,975,440	227,090	1,976,714
Ana Paula Pessoa	150,673,419	32,586,913	226,981	1,976,714
Masroor Siddiqui	150,711,765	32,550,323	225,225	1,976,714

Proposal No. 2: A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021 passed as follows:

For:	184,615,492
Against:	624,012
Abstain:	224,523
Broker Non-Votes:	0

Proposal No. 3: A proposal to approve, on an advisory, nonbinding basis, the Company’s executive compensation passed as follows:

For:	174,424,825
Against:	8,838,910
Abstain:	223,578
Broker Non-Votes:	1,976,714

Proposal No. 4: A proposal to vote, on an advisory, non-binding basis, for the preference as to the frequency of future advisory votes to approve executive compensation was voted upon as follows:

One year:	179,336,467
Two years:	6,330
Three years:	4,089,768
Abstain:	54,748
Broker Non-Votes:	1,976,714

The Company will include an advisory vote to approve executive compensation on an annual basis until the next required vote on the frequency of future advisory votes to approve executive compensation.

Proposal No. 5: An advisory, nonbinding stockholder proposal regarding a simple majority vote failed to pass as follows:

For:	55,207,571
Against:	128,053,307
Abstain:	226,435
Broker Non-Votes:	1,976,714

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: November 19, 2020